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                                  EXHIBIT 99-1



                              [Company Letterhead]

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                           PURSUANT TO 18 U.S.C. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, KUO-AN WANG, President and Chief Executive Officer (principal executive officer) of Kid Castle Educational Corporation (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period ended June 30, 2002 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
             /s/ Kuo-An Wang
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Name:        Kuo-An Wang
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Date:        November 8, 2002
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